Exhibit H

                               SUBSIDIARY LISTING

The following is a listing of the subsidiaries of each registrant and their state of incorporation or organization indented to show degree of remoteness from registrant.

                                                          State or Country
                                                         of Organization or
                                                           Incorporation

           Name of Company

Cinergy Corp.                                                 Delaware

   The Cincinnati Gas &Electric Company                       Delaware
     The Union Light, Heat and Power Company                  Kentucky
     Tri-State Improvement Company                            Indiana
     Lawrenceburg Gas Company                                 Indiana
     The West Harrison Gas and Electric Company               Indiana
     Miami Power Corporation                                  Indiana
     KO Transmission Company                                  Kentucky

   PSI Energy, Inc.                                           Indiana
     South Construction Company, Inc.                         Indiana

   Cinergy Services, Inc.                                     Delaware

   Cinergy Investments, Inc.                                  Delaware
     Cinergy-Cadence, Inc.                                    Indiana
       Cadence Network LLC                                    Delaware
     Cinergy Capital & Trading, Inc.                          Indiana
       CinCap MVC OpCo, LLC                                   Delaware
       CinCap IV, LLC                                         Delaware
       CinCap V, LLC                                          Delaware
       CinCap VI, LLC                                         Delaware
       CinCap VIII, LLC                                       Delaware
         VMC Generating Company                               Delaware
           CinCap VII, LLC                                    Delaware
           Duke Energy Madison, LLC                           Delaware
           Duke Energy Vermillion, LLC                        Delaware
       Westwood Operating Company, LLC                        Delaware
       CinPower I, LLC                                        Delaware
       Cinergy Marketing & Trading, LLC                       Delaware
     Cinergy Communications, Inc.                             Delaware
       Cinergy Telecommunications Networks
         Holdings, Inc.                                       Delaware
       Lattice Communications, LLC                            Delaware
     Cinergy Engineering, Inc.                                Ohio
     Cinergy-Centrus, Inc.                                    Ohio
       Centrus, LLP                                           Indiana
     Cinergy-Centrus Communications, Inc.                     Delaware
     Cinergy Resources, Inc.                                  Delaware
     Cinergy Solutions, Inc.                                  Delaware
       1388368 Ontario Inc.                                   Ontario
       3036243 Nova Scotia Company                            Ontario
         Cinergy Solutions Limited Partnership                Ontario
       Cinergy Business Solutions, Inc.                       Delaware
         Rose Technology Group Limited                        Ontario
       Cinergy Customer Care, Inc.                            Delaware
       Cinergy EPCOM, LLC                                     Delaware
       Cinergy EPCOM College Park, LLC                        Delaware
       Cinergy Solutions of Golden, Inc.                      Delaware
       Cinergy Solutions of Tuscola, Inc.                     Delaware
       Energy Equipment Leasing LLC                           Delaware
       Trigen-Cinergy Solutions LLC                           Delaware
       Trigen-Cinergy Solutions of Ashtabula, LLC             Delaware
       Trigen-Cinergy Solutions of Baltimore LLC              Delaware
       Trigen-Cinergy Solutions of Boca Raton, LLC            Delaware
       Trigen-Cinergy Solutions of Cincinnati LLC             Ohio
                Trigen-Cinergy Solutions of
                  College Park, LLC                           Delaware
                Trigen-Cinergy Solutions of
                  Danville, LLC                               Delaware
                Trigen-Cinergy Solutions of
                  Illinois L.L.C.                             Delaware
                Trigen-Cinergy Solutions of
                  Lansing LLC                                 Delaware
                Trigen-Cinergy Solutions of
                  Orlando LLC                                 Delaware
                Trigen-Cinergy Solutions of
                  Owings Mills LLC                            Delaware
                Trigen-Cinergy Solutions of
                  Owings Mills Energy                         Delaware
           Equipment Leasing, LLC

       Trigen-Cinergy Solutions of Rochester LLC              Delaware
       Trigen-Cinergy Solutions of Silver Grove LLC           Delaware
       Trigen-Cinergy Solutions of St. Paul LLC               Delaware
         St. Paul Cogeneration LLC                            Minnesota
       Trigen-Cinergy Solutions of Tuscola, LLC               Delaware
     Cinergy Supply Network, Inc.                             Delaware
       Reliant Services, LLC                                  Indiana
     Cinergy Technology, Inc.                                 Indiana
     Enertech Associates, Inc.                                Ohio

   Cinergy Global Resources, Inc.                             Delaware
     Cinergy Global Power, Inc                                Delaware
       Cinergy Global Ely, Inc.                               England
         EPR Ely Power Limited                                England
           EPR Ely Limited                                    England
             Ely Power Limited                                England
             Anglian Straw Limited                            England
       Cinergy Global Foote Creek, Inc.                       Delaware
         Foote Creek III, LLC                                 Delaware
       Cinergy Global Foote Creek  II, Inc.                   Delaware
         Foote Creek II, LLC                                  Delaware
       Cinergy Global Power Services Limited                  England
         Cinergy Global Power Limited                         England
         MPI International Limited                            England
       Cinergy Global Power (UK) Limited                      England
         Cinergy Global Trading Limited                       England
       Cinergy Global San Gorgonio, Inc.                      Delaware
         San Gorgonio Westwinds II, LLC                       California
       Cinergy Global Holdings, Inc.                          Delaware
         Cinergy Holdings B.V.                                The Netherlands
           Cinergy Zambia B.V.                                The Netherlands
             Copperbelt Energy Corporation PLC                Republic of Zambia
           Cinergy Turbines B.V.                              The Netherlands
             EOS PAX I S.L.                                   Spain
             EOS PAX IIa S.L.                                 Spain
           Cinergy Hydro B.V.                                 The Netherlands
             Construcciones y Representaciones
               Industriales S.A.                              Spain
                        Cinergy Global Power Iberia, S.A.     Spain
                          Escambeo, S.L.                      Spain
                        Parque Eolico de Ascoy, S.A.          Spain
                        Ventoabrego, S.L.                     Spain
                      Vendresse Limited                       Isle of Man
                      Cinergy 1 B.V.                          The Netherlands
                       Startekor Investeeringute OU           Estonia
                          Aktsiaselts Narva Elektrivork       Estonia
                      Cinergy Global Resources 1 B.V.         The Netherlands
                        Moravske Teplarny a.s.                Czech Republic
                        Plzenska Energetika s.r.o.            Czech Republic
                        Cinergy Global Resources a.s.         Czech Republic
                        Cinergetika U/L a.s.                  Czech Republic
                        Energetika Chropyne a.s.              Czech Republic
                        Teplarna Otrokovice a.s.              Czech Republic
                      Cinergy 2 B.V.                          The Netherlands
                        Desarrollo Eolico del Ebro S.A.       Spain
                        Northeolic Pico Gallo, S.L.           Spain
                        Desarrollos Eolico El Aguila, S.A.    Spain
                        Sinergia Aragonesa, S.L.              Spain
                    Cinergy Global Baghabari I B.V.           The Netherlands
                      Baghabari Power Company Limited         The Netherlands
                    Cinergy Global Baghabari II B.V.          The Netherlands
                      Baghabari Power Company Limited         The Netherlands
                    Cinergy Global 3 B.V.                     The Netherlands
                    Cinergy Global 4 B.V.                     The Netherlands

                Cinergy Global (Cayman) Holdings, Inc.        Cayman Islands
                  Cinergy Global Hydrocarbons Pakistan        Cayman Islands
                  Cinergy Global Tsavo Power                  Cayman Islands
                  Cinergy MPI IV, Inc.                        Cayman Islands
                  Cinergy MPI V, Inc.                         Cayman Islands
                  Cinergy MPI VI, Inc.                        Cayman Islands
                  Cinergy MPI VII, Inc.                       Cayman Islands
                  Cinergy MPI VIII, Inc.                      Cayman Islands
                  Cinergy MPI IX, Inc.                        Cayman Islands
                  Cinergy MPI X, Inc.                         Cayman Islands
                  Cinergy MPI XI, Inc.                        Cayman Islands
                  Cinergy MPI, XII, Inc.                      Cayman Islands
                  Cinergy MPI XIII, Inc.                      Cayman Islands
                  Cinergy MPI XIV, Inc.                       Cayman Islands
                  Cinergy MPI XV, Inc.                        Cayman Islands
                Midlands Hydrocarbons (Bangladesh) Limited    England
                Powermid No. 1                                England
              Cinergy UK, Inc.                                Delaware
              PSI Argentina, Inc.                             Indiana
                Costanera Power Corp.                         Indiana
             PSI Energy Argentina, Inc.                       Indiana